Exhibit 99.1

Keysight Technologies Announces Change to Segment Reporting

SANTA ROSA, Calif., Jan. 16, 2019 - Keysight Technologies, Inc. (NYSE: KEYS), a leading technology company that helps enterprises, service providers, and governments accelerate innovation to connect and secure the world, today announced that, in the first quarter of fiscal year 2019, it completed an organizational change to align its services business with its customers and end markets.

The alignment of services to the Communications Solutions Group (CSG) and Electronic Industrial Solutions Group (EISG) segments is a logical next step in Keysight’s customer solutions oriented go-to-market strategy, to fully reflect our services delivery within the markets served and further enable services growth. With this change from four reported segments to three, services, which was previously reported as Services Solutions Group (SSG), will now be reported in the segment in which the services are delivered.

Beginning in the first quarter of fiscal year 2019, the company will report segment operating results for: Communications Solutions Group (CSG), Electronic Industrial Solutions Group (EISG) and Ixia Solutions Group (ISG).

Historical Financial Information

Historical financial segment information under the new operating segment structure for the four quarters and full year for fiscal years 2016, 2017 and 2018 is provided below. In addition, the new segment reporting structure also reflects the retrospective application of ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which the company adopted on November 1, 2018. Additional segment information is available on the company’s website at investor.keysight.com. Keysight historical results in aggregate remain unchanged.

About Keysight Technologies

Keysight Technologies, Inc. (NYSE: KEYS) is a leading technology company that helps enterprises, service providers, and governments accelerate innovation to connect and secure the world. Keysight's solutions optimize networks and bring electronic products to market faster and at a lower cost with offerings from design simulation, to prototype validation, to manufacturing test, to optimization in networks and cloud environments. Customers span the worldwide communications ecosystem, aerospace and defense, automotive, energy, semiconductor and general electronics end markets. Keysight generated revenues of $3.9B in fiscal year 2018. More information is available at www.keysight.com.

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Additional information about Keysight Technologies is available in the newsroom at www.keysight.com/go/news and on Facebook, Google+, LinkedIn, Twitter and YouTube.

EDITORIAL CONTACT:
Denise Idone
+ 1 631-849-3500
denise.idone@keysight.com
INVESTOR CONTACT:
Jason Kary
+1 707-577-6916
jason.kary@keysight.com
Source: IR-KEYS

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Keysight Technologies, Inc.
Communications Solutions Group (CSG)
Restated for ASU 2017-07 and Services Solutions Group (SSG) Realignment
(Unaudited)

2018	Q1				Q2				Q3				Q4				FY18
($ in millions, except margins data)	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated
Net revenue	$420	$—	$80	$500	$536	$—	$91	$627	$515	$—	$89	$604	$566	$—	$94	$661	$2,037	$—	$354	$2,392
Cost of goods sold	164	2	48	214	206	2	54	262	197	2	54	253	205	2	56	263	772	8	212	992
Gross margin %	60.9%			57.2%	61.7%			58.2%	61.7%			58.1%	63.7%			60.1%	62.1%			58.5%
Research and development	80	3	—	84	87	3	—	89	81	3	1	85	83	3	1	87	331	11	2	345
Selling, general and administrative	118	4	20	142	120	3	23	146	124	3	22	149	124	3	26	153	486	13	91	590
Other operating expense (income), net	(2)	—	—	(2)	(2)	—	(1)	(3)	(2)	—	—	(2)	(1)	—	(1)	(2)	(7)	—	(2)	(9)
Income from operations	59	(8)	12	63	126	(9)	14	132	114	(7)	13	120	155	(8)	12	159	454	(33)	51	474
Operating margin %	14.0%			12.6%	23.5%			21.0%	22.2%			19.8%	27.4%			24.1%	22.3%			19.8%
Segment assets	$1,700		$240	$1,940	$1,801		$254	$2,055	$1,801		$258	$2,059	$1,854		$261	$2,115	$1,854		$261	$2,115

2017	Q1				Q2				Q3				Q4				FY17
($ in millions, except margins data)	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated
Net revenue	$434	$—	$76	$510	$424	$—	$78	$502	$418	$—	$86	$504	$462	$—	$86	$548	$1,738	$—	$326	$2,064
Cost of goods sold	171	1	46	218	164	1	47	212	163	1	48	212	171	1	50	223	669	3	192	865
Gross margin %	60.5%			57.2%	61.3%			57.7%	61.2%			58.1%	62.9%			59.4%	61.5%			58.1%
Research and development	76	2	—	78	73	2	—	75	75	1	—	77	78	2	—	80	302	6	1	310
Selling, general and administrative	117	2	19	137	114	2	20	136	116	1	20	138	116	2	23	140	463	6	82	551
Other operating expense (income), net	(2)	—	—	(2)	(2)	—	(1)	(3)	(1)	—	(1)	(2)	(2)	—	—	(2)	(7)	—	(2)	(9)
Income from operations	72	(4)	11	79	75	(5)	11	81	66	(3)	17	80	98	(4)	13	107	311	(16)	53	347
Operating margin %	16.7%			15.6%	17.6%			16.1%	15.7%			15.9%	21.3%			19.5%	17.9%			16.8%
Segment assets	$1,661		$198	$1,859	$1,674		$207	$1,881	$1,679		$230	$1,909	$1,739		$237	$1,976	$1,739		$237	$1,976

2016	Q1				Q2				Q3				Q4				FY16
($ in millions, except margins data)	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated
Net revenue	$440	$—	$73	$513	$446	$—	$72	$519	$424	$—	$79	$503	$442	$—	$83	$525	$1,752	$—	$309	$2,060
Cost of goods sold	175	1	44	221	174	1	44	219	162	1	45	209	176	2	48	225	687	6	182	874
Gross margin %	60.1%			57.0%	61.1%			57.8%	61.7%			58.5%	60.3%			57.1%	60.8%			57.6%
Research and development	76	2	2	79	76	1	2	79	75	1	—	77	76	2	—	78	303	6	4	313
Selling, general and administrative	113	2	18	133	115	2	19	137	112	3	19	133	117	3	20	141	457	11	76	544
Other operating expense (income), net	(3)	—	—	(3)	(2)	—	—	(3)	(2)	—	—	(2)	(2)	—	—	(3)	(9)	—	(2)	(11)
Income from operations	78	(5)	11	83	84	(5)	7	87	77	(5)	15	86	75	(7)	16	84	314	(23)	49	340
Operating margin %	17.7%			16.2%	18.9%			16.7%	18.1%			17.2%	17.1%			15.9%	17.9%			16.5%
Segment assets	$1,744		$198	$1,942	$1,798		$204	$2,002	$1,792		$210	$2,002	$1,805		$210	$2,015	$1,805		$210	$2,015

Keysight adopted ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, retrospectively effective November 1, 2018.
Segment data reflect the results of our reportable segments under Keysight's management reporting system which are not necessarily in conformity with GAAP financial measures. Net revenue for Communications Solutions Group excludes the impact of fair value adjustments to acquisition related deferred revenue balances for the Anite acquisition of $5 million for Q1'16, $4 million for Q2'16, $3 million for Q3'16, $1 million for Q2'17 and $1 million for Q2'18, respectively. Income from operations of our reporting segments exclude, among other things, charges related to the amortization of acquisition-related balances, share based compensation, restructuring and related costs, acquisition and integration costs, separation and related costs, Northern California wildfire-related costs and Goodwill impairment.
The sum of the quarters may not tie to total due to rounding.

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Keysight Technologies, Inc.
Electronic Industrial Solutions Group (EISG)
Restated for ASU 2017-07 and Services Solutions Group (SSG) Realignment
(Unaudited)

2018	Q1				Q2				Q3				Q4				FY18
($ in millions, except margins data)	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated
Net revenue	$203		$26	$229	$255	$—	$26	$282	$258	$—	$27	$285	$249	$—	$27	$275	$965	$—	$106	$1,071
Cost of goods sold	83	1	15	99	99	1	16	116	95	1	16	112	98	1	15	114	375	3	62	441
Gross margin %	59.0%			56.6%	61.3%			59.0%	63.1%			60.9%	60.6%			58.7%	61.1%			58.9%
Research and development	33	1	—	34	36	1	—	37	36	1	—	37	36	1	—	37	141	4	1	145
Selling, general and administrative	50	2	6	58	55	1	7	63	55	1	7	63	54	1	7	61	212	5	27	245
Other operating expense (income), net	(1)	—	—	(1)	(1)	—	—	(1)	(1)	—	—	(1)	(1)	—	—	(1)	(4)	—	(1)	(4)
Income from operations	37	(3)	4	38	67	(3)	4	68	74	(3)	5	75	63	(3)	4	64	241	(12)	17	245
Operating margin %	18.5%			16.9%	26.0%			23.9%	28.5%			26.5%	25.5%			23.3%	25.0%			22.9%
Segment assets	$774		$72	$846	$813		$75	$888	$828		$77	$905	$812		$76	$888	$812		$76	$888

2017	Q1				Q2				Q3				Q4				FY17
($ in millions, except margins data)	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated
Net revenue	$192	$—	$24	$216	$220	$—	$24	$244	$218	$—	$21	$239	$206	$—	$24	$230	$836	$—	$93	$929
Cost of goods sold	77	—	14	91	84	—	13	98	85	—	14	99	80	—	13	93	326	1	54	381
Gross margin %	59.9%			57.6%	61.8%			60.0%	61.1%			58.7%	61.3%			59.6%	61.1%			59.0%
Research and development	28	—	—	28	31	—	—	32	30	—	—	30	32	1	—	33	121	2	—	123
Selling, general and administrative	46	1	6	53	49	1	6	55	49	—	5	55	50	1	6	56	194	3	23	219
Other operating expense (income), net	(1)	—	—	(1)	(1)	—	—	(1)	(1)	—	—	(1)	—	—	—	(1)	(3)	—	(1)	(4)
Income from operations	42	(1)	4	44	57	(2)	5	61	55	(1)	2	56	45	(2)	5	48	199	(6)	15	209
Operating margin %	21.7%			20.4%	26.1%			24.8%	25.3%			23.4%	21.8%			21.0%	23.8%			22.5%
Segment assets	$746		$59	$805	$764		$63	$827	$772		$65	$837	$798		$68	$866	$798		$68	$866

2016	Q1				Q2				Q3				Q4				FY16
($ in millions, except margins data)	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated
Net revenue	$191	$—	$22	$213	$193	$—	$24	$216	$191	$—	$24	$215	$201	$—	$25	$226	$776	$—	$94	$870
Cost of goods sold	82	—	13	96	78	1	14	93	75	—	14	89	81	1	15	97	316	2	56	375
Gross margin %	57.2%			55.0%	59.4%			57.0%	60.7%			58.3%	59.6%			57.2%	59.2%			56.9%
Research and development	27	—	—	28	27	—	1	29	27	—	—	27	27	1	—	28	108	2	1	112
Selling, general and administrative	46	1	5	52	47	1	6	54	46	1	6	52	47	1	6	54	186	4	23	212
Other operating expense (income), net	(1)	—	—	(1)	(1)	—	—	(1)	(1)	—	—	(1)	(1)	—	—	(1)	(4)	—	—	(4)
Income from operations	38	(2)	3	38	40	(2)	3	42	44	(2)	4	47	47	(3)	4	48	169	(8)	14	175
Operating margin %	19.7%			18.1%	20.9%			19.1%	23.1%			21.5%	23.3%			21.4%	21.8%			20.1%
Segment assets	$748		$59	$807	$770		$63	$833	$773		$64	$837	$773		$63	$836	$773		$63	$836

Keysight adopted ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, retrospectively effective November 1, 2018.
Segment data reflect the results of our reportable segments under Keysight's management reporting system which are not necessarily in conformity with GAAP financial measures. Income from operations of our reporting segments exclude, among other things, charges related to the amortization of acquisition-related balances, share based compensation, restructuring and related costs, acquisition and integration costs, separation and related costs, Northern California wildfire-related costs and Goodwill impairment.
The sum of the quarters may not tie to total due to rounding.

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Keysight Technologies, Inc.
Ixia Solutions Group (ISG)
Restated for ASU 2017-07 and Services Solutions Group (SSG) Realignment
(Unaudited)

2018	Q1				Q2				Q3				Q4				FY18
($ in millions, except margins data)	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated
Net revenue	$127	$—	$—	$127	$90	$—	$—	$90	$119	$—	$—	$119	$115	$—	$—	$115	$451	$—	$—	$451
Cost of goods sold	31	—	—	31	22	—	—	22	29	—	—	29	34	—	—	34	116	—	—	116
Gross margin %	75.6%			75.5%	75.8%			75.6%	75.6%			75.5%	70.5%			70.3%	74.3%			74.2%
Research and development	25	—	—	26	30	—	—	30	31	—	—	31	32	—	—	32	118	1	—	119
Selling, general and administrative	52	—	—	53	46	1	—	47	49	1	—	50	49	1	—	49	196	3	—	199
Other operating expense (income), net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income from operations	18	—	—	18	(7)	(2)	—	(10)	10	(1)	—	9	—	(1)	—	(1)	21	(4)	—	16
Operating margin %	14.5%			14.1%	(8.4)%			(10.6)%	8.1%			7.1%	0.4%			(0.5)%	4.7%			3.6%
Segment assets	$2,056		$—	$2,056	$2,018		$—	$2,018	$2,036		$—	$2,036	$1,327		$—	$1,327	$1,327		$—	$1,327

2017	Q1				Q2(a)				Q3				Q4				FY17
($ in millions, except margins data)	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated	As Reported	ASU 2017-07	SSG	Restated
Net revenue	—	—	—	—	$12	$—	$—	$12	$120	$—	$—	$120	$124	$—	$—	$124	$256	$—	$—	$256
Cost of goods sold	—	—	—	—	3	—	—	3	27	—	—	27	30	—	—	30	60	—	—	60
Gross margin %	—	—	—	—	77.1%			77.0%	77.0%			76.8%	76.2%			76.2%	76.6%			76.5%
Research and development	—	—	—	—	4	—	—	4	21	—	—	21	25	—	—	26	50	—	—	51
Selling, general and administrative	—	—	—	—	7	—	—	7	47	—	—	47	49	—	—	49	103	—	—	103
Other operating expense (income), net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income from operations	—	—	—	—	(2)	—	—	(2)	24	—	—	24	20	—	—	20	42	—	—	42
Operating margin %	—	—	—	—	(12.9)%			(13.1)%	19.9%			19.6%	16.4%			16.2%	16.6%			16.3%
Segment assets	—	—	—	—	$1,959		$—	$1,959	$2,055		$—	$2,055	$2,063		$—	$2,063	$2,063		$—	$2,063

(a) The Ixia Solutions Group operating results include activity for 13 days during the period, from the date of acquisition, April 18, 2017, through April 30, 2017.

Keysight adopted ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, retrospectively effective November 1, 2018.

Segment data reflect the results of our reportable segments under Keysight's management reporting system which are not necessarily in conformity with GAAP financial measures. Net revenue for Ixia Solutions Group excludes the impact of fair value adjustments to acquisition related deferred revenue balances for the Ixia acquisition of $4 million for Q2'17, $31 million for Q3'17, $24 million for Q4'17, $19 million for Q1'18, $8 million for Q2'18, $4 million for Q3'18 and $4 million for Q4'18, respectively. Income from operations of our reporting segments exclude, among other things, charges related to the amortization of acquisition-related balances, share based compensation, restructuring and related costs, acquisition and integration costs, separation and related costs, Northern California wildfire-related costs, Goodwill impairment.

The sum of the quarters may not tie to total due to rounding.

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